HJ 48966


NUMBER                            [PATHNET LOGO]                        SHARES

                                  PATHNET, INC.

P

COMMON STOCK     INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE  SEE
                                                                       REVERSE
                                                                   FOR CERTAIN
                                                                   DEFINITIONS


                                                            CUSIP 70321G 20 8


THIS CERTIFIES THAT



is the owner of



                  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                    PAR VALUE OF $.01 PER SHARE OF

                              PATHNET, INC

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned. This certificate and the shares represented hereby are issued and shall be subject to the laws of the State of Delaware and the Certificate of Incorporation and Bylaws of the Corporation as now or hereafter amended, to all of which the holder of this certificate by acceptance hereof assents.

   This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

           /s/Michael A. Lubin             /s/David Schaeffer
           -------------------             ---------------------------------
           SECRETARY                       CHAIRMAN OF THE BOARD OF DIRECTORS

                          [PATHNET SEAL]



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                               PATHNET, INC.


   THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.
   KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM -- as tenants in common    UNIF GIFT MIN ACT - -------Custodian-----
                                                         (Cust)         (Minor)
   TEN ENT -- as tenants by the entireties        under Uniform Gifts to Minors
   JT TEN  -- as joint tenants with right of                  Act
              survivorship and not as tenants         -------------------------
              in common                                                 (State)


         Additional abbreviations may also be used though not in the above list


   For value received, ----------------- hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL OR OTHER
   IDENTIFICATION NUMBER OR ASSIGNEE

   ---------------------------------




-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated-------------------------------

                         NOTICE------------------------------------------------
                               THE SIGNATURE TO THIS ASSIGNMENT MUST
                               CORRESPOND WITH THE NAME WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                               WHATEVER


         SIGNATURE(S) GUARANTEED:----------------------------------------------
                               THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                               ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                               STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.